EXHIBIT 10.4

Agreement

Apollo - Black Fox Financing

Priority agreement

RMB Resources Inc.

Macquarie Bank Limited

RMB Australia Holdings Limited

Apollo Gold Corporation

QV.1 Building 250 St Georges Terrace Perth WA 6000 Australia GPO Box U1942 Perth WA 6845 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878 www.freehills.com DX 104 Perth Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

	Table of contents

	The agreement		1

	Operative part		3

1	Definitions and interpretation		3
	1.1	Definitions	3
	1.2	Interpretation	7
	1.3	Inclusive expressions	8
	1.4	Business Day	8

2	Priorities		8
	2.1	Order of priority	8
	2.2	Term of priorities	8

3	Payments		9
	3.1	Accounting for funds received or recovered	9
	3.2	Currency of payments	9
	3.3	Amounts payable on demand	9

4	Representations and warranties		9
	4.1	Representations and warranties of the parties	9
	4.2	Representations and warranties of the Creditors	10
	4.3	Survival of representations and warranties	10

5	Undertakings, consents, acknowledgments		10
	5.1	Execution of the Securities	10
	5.2	Dealing with the Securities	10
	5.3	Documents of title	10
	5.4	Insurance and compensation	11
	5.5	Acknowledgments of APG	11
	5.6	Default by a Creditor	11
	5.7	Further assurance	11

6	Enforcement		12
	6.1	Enforcement of Securities	12
	6.2	Manner of enforcement	12
	6.3	No obligation to marshal	12

7	Tax, costs and expenses		12
	7.1	Tax	12
	7.2	Costs and expenses	13

8	Saving provisions		13
	8.1	Non-avoidance	13
	8.2	Exclusion of moratorium	14
	8.3	Continuing indemnities	14

9	General		14
	9.1	Confidential information	14
	9.2	Notices	14

Priority agreement Contents 1

Contents

9.3	Governing law and jurisdiction	15
9.4	Prohibition and enforceability	15
9.5	Waivers	15
9.6	Variation	15
9.7	Cumulative rights	15
9.8	Assignment	16
9.9	Attorneys	16
9.10	Security Agent’s limitation of liability protection	16

Schedules
Notice details		18

Signing page		19

Priority agreement Contents 2

The agreement

Priority agreement

Date     December 10, 2008

Between the parties
First Creditors

RMB Resources Inc.

a company incorporated under the laws of Delaware, United States of America of Suite 900, 143 Union Boulevard, Lakewood, Colorado, United States of America

Macquarie Bank Limited

a company incorporated under the laws of Australia

ACN 008 583 542 of Level 1, No. 1 Martin Place, Sydney NSW 2000, Australia

RMB Australia Holdings Limited

a company incorporated under the laws of Australia

of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia

Second Creditors

RMB Resources Inc.

a company incorporated under the laws of Delaware, United States of America of Suite 900, 143 Union Boulevard, Lakewood, Colorado, United States of America

RMB Australia Holdings Limited

a company incorporated under the laws of Australia

of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia

APG	Apollo Gold Corporation a corporation existing under the laws of the Yukon Territory, Canada of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America

Priority agreement Page 1

The agreement

Background	1	APG has granted, or will grant, the First Securities to the First Creditors.

	2	APG has granted, or will grant, the Second Securities to the Second Creditors.

	3	The parties have agreed to regulate the order of priorities between the First Securities and the Second Securities as provided in this agreement.

This agreement witnesses	that in consideration of, among other things, the mutual promises contained in this agreement, the parties agree as set out in the Operative part of this agreement.

Priority agreement Page 2

Operative part

1	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
APG	Apollo Gold Corporation, a corporation existing under the laws of the Yukon Territory, Canada.
Business Day	1	for the purposes of clause 9.2, a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday; and

	2	for all other purposes, a day on which banks are open for business in Denver, United States of America and Toronto, Canada, excluding a Saturday, Sunday or public holiday.
Controller

in relation to a body corporate, any receiver, receiver and manager or any other person (whether or not as agent for that body corporate), which is in possession or has control of that body corporate’s property for the purposes of enforcing an Encumbrance.

Creditor	1	the First Creditor; or
	2	the Second Creditor.
Debt	the First Debt or the Second Debt and, in relation to the First Creditors, means the First Debt and, in relation to the Second Creditors, means the Second Debt.
Encumbrance	an interest or power:
	1	reserved in or over an interest in any asset including any retention of title; or
	2	created or otherwise arising in or over an interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation and includes any agreement to grant or create any of the above.

Priority agreement Page 3

1 Definitions and interpretation

Term	Meaning
Facility Agreement	1	the First Facility Agreement; and
	2	the Second Facility Agreement.
First Creditor	each of:
	1	RMB Resources Inc. in its capacity as the Security Agent and in its capacity as agent under the First Facility Agreement;
	2	RMB Australia Holdings Limited and Macquarie Bank Limited, each in their capacity as financiers under the First Facility Agreement; and
	3	each ‘Beneficiary’ as that term is defined in the Security Agent Agreement.
First Debt	all debts and monetary liabilities of APG to the First Creditors on any account and in any capacity from time to time secured by the First Securities, irrespective of whether the debts or liabilities:
	1	are present or future;
	2	are actual, prospective, contingent or otherwise;
	3	are at any time ascertained or unascertained;
	4	are owed or incurred by or on account of APG alone, or severally or jointly with any other person;
	5	are owed or incurred to or for the account of the First Creditors alone, or severally or jointly with any other person;
6
are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

	7	comprise any combination of the above.
First Facility Agreement

the Bridge Facility Agreement dated on or about the date of this agreement between APG, the Security Agent, RMB Australia Holdings Limited and Macquarie Bank Limited, as amended, supplemented, modified, extended, renewed, novated, refinanced, restated or replaced from time to time.

First Securities	1	General Security Agreement dated on or about the date of this agreement between the Security Agent and APG;
	2	the Security Agent Agreement;
	3	Real Property Charge / Mortgage dated on or about the date of this agreement between the Security Agent and APG;
	4	the Blocked Account and Control Agreement dated on or about the date of this agreement between the Security Agent, APG and U.S. Bank National Association; and
	5	any other present or future Encumbrance, Guarantee or other document or agreement created or entered into as security for the payment of any of the First Debt.

Priority agreement Page 4

1 Definitions and interpretation

Term	Meaning
Fund	has the meaning given in the Security Agent Agreement.
Government Agency	any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.
Guarantee	any guarantee, suretyship, letter of comfort or any other obligation:
1

to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

	2	to indemnify any person against the consequences of default in the payment of; or
	3	to be responsible for,
any indebtedness of any other person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.
Officer	1	in relation to APG, a director or a secretary, or a person notified to the Creditors to be an authorised officer, of APG; and
2
in relation to a Creditor, a person whose title includes the word ‘Director’, ‘Managing Director’, ‘Manager’, ‘President’ or ‘Vice President’ and any other person appointed by the Creditor to act as its authorised officer for the purposes of this agreement.

Order of Priority	the order of priority set out in clause 2.1.
Power	any right, power, authority, discretion or remedy conferred on a Creditor by this agreement or any applicable law or the Securities.
Receiver	a receiver or a receiver and manager appointed under a Security.
Second Creditor	each of:
	1	RMB Resources Inc. in its capacity as agent under the Second Facility Agreement and the Second Securities; and
	2	RMB Resources Australia Holdings Limited in its capacity as financier under the Second Facility Agreement.
Second Debt

all debts and monetary liabilities of APG to the Second Creditors on any account and in any capacity from time to time secured by the Second Securities, irrespective of whether the debts or liabilities:

Priority agreement Page 5

1 Definitions and interpretation

Term	Meaning

	1	are present or future;

	2	are actual, prospective, contingent or otherwise;

	3	are at any time ascertained or unascertained;

	4	are owed or incurred by or on account of APG alone, or severally or jointly with any other person;

	5	are owed or incurred to or for the account of the Second Creditors alone, or severally or jointly with any other person;

6
are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

	7	comprise any combination of the above.

Second Facility Agreement
the Facility Agreement dated 12 October 2007 between Montana Tunnels Mining, Inc., Apollo Gold, Inc., APG and each Second Creditor, as amended and restated by an Amendment and Restatement Agreement dated 30 June 2008, and as further amended, supplemented, modified, extended, renewed, novated, refinanced, restated or replaced from time to time.

Second Securities	1	the Share Pledge Agreement over the shares in Apollo Gold, Inc. dated 12 October 2007 between the Security Agent and APG;

	2	the General Security Agreement dated 30 June 2008 between the Security Agent and APG;

	3	the Charge / Mortgage dated 31 July 2008 between the Security Agent and APG; and

4
any other present or future Encumbrance, Guarantee or other document or agreement which covers the collateral secured by the First Securities and created or entered into as security for the payment of any of the Second Debt.

Security	a First Security or a Second Security and, in relation to the First Creditors, means a First Security and, in relation to the Second Creditors, means a Second Security.

Security Agent	RMB Resources Inc., in its capacity as security agent under the First Securities.

Security Agent Agreement	the Security Agent Agreement dated on or about the date of this agreement between APG, the Security Agent, RMB Australia Holdings Limited and Macquarie Bank Limited.

Tax	1	any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

Priority agreement Page 6

1 Definitions and interpretation

Term	Meaning

	2	any income, stamp or transaction duty, tax or charge,

which is assessed, levied, imposed or collected by any Government Agency and includes any interest, fine, penalty, charge, fee or other payment imposed on or in respect of any of the above.

US$ and United States Dollars	the lawful currency of the United States of America.

1.2	Interpretation

In this agreement, headings and bold type are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

(a)	words indicating the singular include the plural and vice versa;

(b)	words indicating a gender include any gender;

(c)	other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

(d)	an expression suggesting or referring to a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency;

(e)
a reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

(f)
a reference to a clause, party, attachment, exhibit or schedule is a reference to a clause of, and a party, attachment, exhibit and schedule to, this agreement and a reference to this agreement includes any attachment, exhibit and schedule;

(g)
a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Government Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(i)
a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of a creditor, scheme, composition or arrangement with a creditor, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person or death;

(j)	a reference to a party to a document includes that party’s successors and permitted assigns;

(k)	a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

Priority agreement Page 7

2 Priorities

(l)	a reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits;

(m)	a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

(n)	no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

(o)	a covenant or agreement on the part of two or more persons binds them jointly and severally; and

(p)	a reference to a body, other than a party to this agreement (including an institute, association or authority), whether statutory or not:

(1)	which ceases to exist; or

(2)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

1.3	Inclusive expressions

Specifying anything in this agreement after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

2	Priorities

2.1	Order of priority

(a)	The order of priority in respect of the Securities is:

(1)	first priority: the First Securities for the First Debt; and

(2)	second priority: the Second Securities for the Second Debt.

The rights of the Second Creditors under the Second Securities are postponed to the rights of the First Creditors under the First Securities to the extent necessary to give effect to this agreement.

2.2	Term of priorities

The Order of Priority applies until the later of:

(a)	the date the First Debt is fully paid; and

(b)	the date the First Securities are discharged in accordance with their terms,

or until this agreement is terminated by agreement in writing between the Creditors.

Priority agreement Page 8

3 Payments

3	Payments

3.1	Accounting for funds received or recovered

(a)
If at any time a Creditor or a Receiver under a Security of that Creditor receives or recovers any part of the Debts in excess of the amount to which the Creditor is entitled under the terms of this agreement, whether by payment, set-off, banker’s right of combination of accounts, banker’s lien, counterclaim, abatement or otherwise it must:

(1)	promptly notify the other Creditor of the amount received or recovered; and

(2)	pay to the other Creditor so much of the amount received or recovered to the extent necessary to give effect to this agreement.

(b)	If an amount is paid by a Creditor to the other Creditor under clause 3.1(a):

(1)	the payer is regarded as not having received or recovered the amount from APG;

(2)	APG remains liable to the payer for the amount; and

(3)	subject to clause 3.1(c), the Debt of the payee is reduced by that amount.

(c)
To the extent that clause 3.1(b) is void, voidable or otherwise not enforceable, APG indemnifies the payer against the payment of the amount paid under clause 3.1(a) by the payer to the other Creditor.

3.2	Currency of payments

All payments under this agreement must be made in US$.

3.3	Amounts payable on demand

If any amount payable under this agreement is not expressed to be payable on a specified date, that amount is payable on demand.

4	Representations and warranties

4.1	Representations and warranties of the parties

Each party represents and warrants to each other party that:

(a)	registration: it is a corporation registered (or taken to be registered) in accordance with the laws of its place of incorporation and validly existing under those laws;

(b)	authority: it has power and authority to enter into and perform its obligations under this agreement;

(c)	authorisations: it has taken all necessary action to authorise the execution, delivery and performance of this agreement;

(d)
binding obligations: this agreement constitutes its legal, valid and binding obligations and, subject to any necessary stamping and registration, is enforceable in accordance with its terms subject to laws generally affecting creditors’ rights and to principles of equity; and

(e)	transaction permitted: the execution, delivery and performance by it of this agreement do not and will not violate, breach, or result in a contravention of:

(1)	any law, regulation or authorisation;

Priority agreement Page 9

5 Undertakings, consents, acknowledgments

(2)	its constitution or other constituent documents.

(f)	default under its Securities: it has not received any notice of, and is not otherwise aware of, any default or event of default (however described) under any of the Securities.

4.2	Representations and warranties of the Creditors

Each Creditor represents and warrants to each other Creditor that it is absolutely entitled to its Debt free from any Encumbrance.

4.3	Survival of representations and warranties

The representations and warranties in clause 4.1 survive the execution of this agreement.

5	Undertakings, consents, acknowledgments

5.1	Execution of the Securities

Each Creditor:

(a)	consents to the creation and execution by APG of the Securities in favour of the other Creditor; and

(b)
acknowledges that the granting by APG of those Securities in favour of the other Creditor does not constitute a breach by APG of any covenant or condition contained in or implied by, or an event of default (however described) under, any of its Securities or its Facility Agreement.

5.2	Dealing with the Securities

(a)	A Creditor must not:

(1)	deal with, sell or otherwise part with possession of;

(2)	create, permit, suffer to exist, or agree to, any interest or Encumbrance, being over; or

(3)	attempt to do anything listed in clause 5.2(a)(1) and clause 5.2(a)(2) in respect of,

any of its Securities without the prior written consent of the other Creditor.

(b)	The consent of a Creditor required under clause 5.2(a) must not be withheld or delayed if:

(1)	the relevant dealing is made expressly subject to the terms of this agreement; and

(2)	the person with whom the relevant dealing is made enters into an agreement by which it is bound by the provisions of this agreement in the same manner as the relevant Creditor is bound.

(c)
Subject to clause 6.1, clause 5.2(a) does not apply to any dealing which represents or results from the enforcement of or the exercise any Power under (including the appointment of a Controller) any of the Securities.

5.3	Documents of title

(a)	The First Creditors are entitled to hold all documents evidencing or relating to title to any property subject to the First Securities.

Priority agreement Page 10

5 Undertakings, consents, acknowledgments

(b)	The Second Creditors must deposit with the Security Agent all such title documents held by it.

(c)	The First Creditors must as soon as reasonably practicable after:

(1)	the First Debt has been fully paid; and

(2)	the First Securities have been discharged in full,

if the Second Securities have not yet been discharged in full, deliver to the Second Creditors all documents of title held by the First Creditors in relation to the assets the subject of the Second Securities.

5.4	Insurance and compensation

(a)	If a Second Creditor has a right under the Second Securities or the Second Facility Agreement to:

(1)	make, enforce, settle or compromise claims; or

(2)	sue for, recover or give any discharge for money payable,

under, or in respect of any insurance policy or right of compensation of APG, then the Second Creditor must not exercise that right without the prior written consent of the First Creditors.

(b)
If, for any reason, a Second Creditor receives or recovers any money from any insurance policy or right of compensation of that kind , the Second Creditor must account for it in accordance with clause 3 as if it were a recovery of its Debt.

5.5	Acknowledgments of APG

APG consents to the provisions of this agreement and agrees that:

(a)	no benefit of any kind accrues to APG under this agreement;

(b)
the rights of a Creditor against APG, and the rights, obligations and liabilities of APG, in respect of any of the Debts or Securities are only affected by this agreement to the extent expressly provided in this agreement; and

(c)	it must not do any thing which causes a Creditor to be in breach of this agreement.

5.6	Default by a Creditor

Any breach of, or any default under, this agreement by a Creditor does not:

(a)	affect any obligation of APG to that Creditor or any other Creditor under a Facility Agreement or any of the Securities;

(b)	permit APG to exercise any right, power, authority, discretion or remedy against that Creditor or any other Creditor; or

(c)	make either Creditor liable to APG as a result of the breach or default.

5.7	Further assurance

Each party must, upon request by a Creditor, but at the cost of APG, do or cause to be done anything which more satisfactorily secures the rights of that Creditor under this agreement in a manner not inconsistent with any provision of this agreement including the execution of any document and the delivery of documents of title.

Priority agreement Page 11

6 Enforcement

6	Enforcement

6.1	Enforcement of Securities

(a)
The Second Creditors may not enforce, or exercise any Power (including the appointment of a Controller) in relation to the Second Securities without first giving the First Creditors 20 Business Days’ notice of their intention to enforce or exercise any Power.

(b)
Upon receipt of notice under clause 6.1(a), the First Creditors, to the extent they are entitled to do so under the First Facility Agreement or the First Securities, may enforce or exercise any Power (including the appointment of a Controller) in relation to the First Securities, or elect not to enforce or exercise any Power.

(c)
If the Second Creditors enforce or exercise any Power (including the appointment of a Controller) or attempt to enforce or exercise any Power (including the appointment of a Controller) in relation to the Second Securities and the First Creditors then enforce or exercise any Power (including the appointment of a Controller) in relation to the First Securities in accordance with clause 6.1, then the First Creditor will have the conduct of those enforcement proceedings with respect to the property the subject of the First Securities.

6.2	Manner of enforcement

A Creditor is free to determine in its absolute discretion the extent, if any, to which it has recourse to any Security and the extent to which it has recourse to any source other than a Security.

6.3	No obligation to marshal

APG waives any right it may have under the doctrine of marshalling and agrees that, before a Creditor enforces a Security, the Creditor is not required to marshal, or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Encumbrance held at any time by the Creditor; or

(b)	any money or asset which the Creditor at any time holds or is entitled to receive.

7	Tax, costs and expenses

7.1	Tax

(a)
APG must pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 16.2(a) of the Facility Agreement and incurred in relation to this agreement, except to the extent that the fine, penalty or other cost is caused by a Creditor’s failure to lodge money received from APG within 5 Business Days before the due date for lodgement.

(b)	APG indemnifies each Creditor against any amount payable by APG under clause 7.1(a) or both which that Creditor paid.

Priority agreement Page 12

8 Saving provisions

7.2	Costs and expenses

APG must pay all costs and expenses of each Creditor in relation to:

(a)	the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of this agreement or any document contemplated by this agreement;

(b)	the enforcement, protection or waiver, or attempted enforcement or protection, of any rights under this agreement or any document contemplated by this agreement;

(c)	the consent or approval of the Creditor given under this agreement or any document contemplated by this agreement; and

(d)	any enquiry by any Government Agency involving APG,

including:

(e)	any administration costs of the Creditor in relation to the matters referred to in clauses 7.2(b), (c) and (d); and

(f)	any legal costs and expenses and any professional consultant’s fees for any of the above on a full indemnity basis.

8	Saving provisions

8.1	Non-avoidance

The Order of Priority applies despite:

(a)	the respective times and dates upon which, or the order in which, any of the Securities are executed, delivered or registered;

(b)	the respective times and dates upon which, or the order in which, the debts and monetary liabilities comprising all or any part of any of the Debts are incurred or become due;

(c)	anything contained in any of the Securities;

(d)	the enforcement or attempted enforcement of, or the exercise or attempted exercise of any Power;

(e)	the repayment from time to time of all or any part of any of the Debts;

(f)
the fluctuation (including any reduction and subsequent increase) from time to time of all or any part of any Debt, whether by the advance or further advance of any moneys, the provision or further provision of financial accommodation, or otherwise;

(g)	a Creditor being, or not being, from time to time obliged to:

(1)	make any advance or provide any other financial accommodation to, at the request of, or for the benefit of, APG or any other person;

(2)	do anything which may cause moneys to become due by APG or any other person to that Creditor;

(h)	all or any part of any of the Debts being contingent or prospective;

(i)
the appointment of a liquidator, receiver, receiver and manager, official manager, administrator, other Controller or other similar officer to APG or any other person or to all or any part of the assets of APG;

(j)	the liquidation of APG or any other person;

(k)	any provision of any statute or any rule of law or equity to the contrary;

(l)	any other thing whether or not of the same kind as above.

Priority agreement Page 13

9 General

8.2	Exclusion of moratorium

To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly lessens, stays, postpones, prevents or otherwise prejudicially affects any Power is negatived and excluded from this agreement, and all relief and protection conferred by or under that legislation is also negatived and excluded.

8.3	Continuing indemnities

(a)	Each indemnity of APG contained in this agreement is a continuing obligation of APG, despite:

(1)	any settlement of account; or

(2)	the occurrence of any other thing,

and remains in full force and effect until the Debts have been paid in full

(b)	Each indemnity in this agreement is an additional, separate and independent obligation of APG and no one indemnity limits the generality of any other indemnity.

9	General

9.1	Confidential information

Subject to the confidentiality provisions in each Facility Agreement and each Security, each Creditor may disclose to the other Creditor any documents or records of, or information about, APG, the Debts, the Securities, the assets the subject of the Securities or APG’s business or affairs.

9.2	Notices

(a)
Any notice or other communication including any request, demand, consent or approval, to or by a party to this agreement must be in legible writing and in English addressed as shown at the commencement of this agreement in Schedule 1 or as specified to the sender by any party by notice;

(b)	If the sender is a company, any such notice or communication must be signed by an Officer or under the common seal of the sender.

(c)	Any notice or other communication described in this clause 9.2 is regarded as being given by the sender and received by the addressee:

(1)	if by delivery in person or by recognised overnight courier, when delivered to the addressee;

(2)	if by post, on delivery to the addressee; or

(3)	if by facsimile transmission, when received by the addressee in legible form,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day.

(d)
Any notice or other communication described in this clause 9.2 can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

Priority agreement Page 14

9 General

(e)
A facsimile transmission is regarded as legible unless the addressee telephones the sender within 24 hours after the transmission is received or regarded as received under clause 9.2(c) and informs the sender that it is not legible.

9.3	Governing law and jurisdiction

(a)
This agreement is governed by the laws of the Province of Ontario and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the federal courts of the Province of Ontario.

(c)	Each party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)
Each party irrevocably waives any immunity in respect of its obligations under this agreement that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment before judgment, attachment in aid of execution or execution.

9.4	Prohibition and enforceability

(a)	Any provision of, or the application of any provision of, this agreement which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)
Any provision of, or the application of any provision of, this agreement which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

9.5	Waivers

(a)	Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(1)	a right arising from a breach of this agreement; or

(2)	a Power created or arising upon default under this agreement,

does not result in a waiver of that right or Power.

(c)
A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

9.6	Variation

A variation of any term of this agreement must be in writing and signed by the parties.

9.7	Cumulative rights

The Powers are cumulative and do not exclude any other rights, powers, authorities, discretions or remedies of a Creditor.

Priority agreement Page 15

9 General

9.8	Assignment

(a)	A Creditor may assign or novate any of its rights and obligations under this agreement to any person without the consent of the other Creditors or APG if:

(1)	any necessary prior Authorisation is obtained;

(2)
the assignment or novation is to a person in the RMB group of companies or the Macquarie group of companies (as applicable) (which term includes any person, partnership or corporate entity in that group); and

(3)	it notifies the Borrower and each other Creditor.

(b)	APG may not assign any of its rights under this agreement without the prior written consent of each of the Creditors.

9.9	Attorneys

Any Attorney executing this agreement states that the Attorney has no knowledge of the revocation of the power of attorney appointing that Attorney.

9.10	Security Agent’s limitation of liability protection

(a)	Limitation of liability

(1)	The Security Agent enters into this agreement only in its capacity as security agent under the Security Agent Agreement and in no other capacity.

(2)
A liability arising under or in connection with this agreement (whether that liability arises under a specific provision of this agreement, for breach of contract or otherwise) can be enforced against the Security Agent only to the extent to which it can be satisfied out of property of the Fund out of which the Security Agent is actually indemnified for the liability.

(3)
The limitation of the Security Agent’s liability under this clause 9.10 applies despite any other provision of this agreement (other than clause 9.10(c)) and extends to all liabilities and obligations of the Security Agent in relation to any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

(b)	No action against the Security Agent personally

The parties may not:

(1)	sue the Security Agent personally;

(2)	seek the appointment of a liquidator, administrator, receiver or similar person to the Security Agent; or

(3)	prove in any liquidation, administration or arrangement of or affecting the Security Agent.

(c)	Exception

The provisions of this clause 9.10 will not apply to any obligation or liability of the Security Agent to the extent that it is not satisfied because there is a reduction in the extent, or an extinguishment, of the Security Agent’s indemnification out of the assets of the Fund, as a result of the Security Agent’s fraud, gross negligence or breach of trust.

Priority agreement Page 16

Signing page

Executed as an agreement

First Creditor
Signed for RMB Resources Inc. By its authorised officer

By:	/s/ Richard A Winters
Authorised Officer

print name	Richard A Winters
title	President

First Creditor

Signed by RMB Australia Holdings Limited by

By:	/s/ Michael P.C. Brogan
Company Secretary/Director

print name	Michael P.C. Brogan
sign here	/s/ Gregory Gay
Director
print name	Gregory Gay

Priority agreement Page 17

Signing page

First Creditor

Signed for Macquarie Bank Limited by its attorneys

sign here	/s/ Katie Chol	/s/ Julia Mathison
	Attorney	Attorney

print name	Katie Chol, Division Director	Julia Mathison, Senior Lawyer

in the presence of

sign here	/s/ Neshaat Mirzaie	/s/ Neshaat Mirzaie
	Witness	Witness

print name	Neshaat Mirzaie, Lawyer	Neshaat Mirzaie, Lawyer

Priority agreement Page 18

Signing page

Second Creditor

Signed for RMB Resources Inc. By its authorised officer

By:	/s/ Richard A Winters
Authorised Officer

print name	Richard A Winters

title	President

Second Creditor

Signed by RMB Australia Holdings Limited by

sign here	/s/ Michael P.C. Brogan
Company Secretary/Director

print name	Michael P.C. Brogan

sign here	/s/ Gregory Gay
Director

print name	Gregory Gay

Priority agreement Page 19

Signing page

APG

Signed for Apollo Gold Corporation By its authorised signatory

By:	/s/ R D Russell
Authorised Signatory

print name	R David Russell

title	President and CEO

Priority agreement Page 20